SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):     March 12, 1999



                                    C2, INC.
             (Exact name of registrant as specified in its charter)



     Wisconsin                  001-14171                    33-1915787
--------------------       ---------------------         --------------------
  (State or other             (Commission File               (IRS Employer
  jurisdiction of                 Number)                 Identification No.)
   incorporation)

               700 North Water Street, Milwaukee, Wisconsin 53202
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (414) 291-9000
                       ----------------------------------
                         (Registrant's telephone number)


                               Page 1 of 4 Pages
                            Exhibit Index on page 4

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

       Effective  at the close of business  on March 12,  1999,  C2,  Inc.  (the
"Company"), a Wisconsin corporation, completed its acquisition (the "Acquisition") of Zero Zone, Inc., a Wisconsin corporation ("Zero Zone"). The Acquisition was consummated in accordance with the terms of a Recapitalization Agreement, dated March 12, 1999 (the "Recapitalization Agreement"), between the Company, Zero Zone and the shareholders of Zero Zone.

       Under the terms of the Recapitalization Agreement, the Company (i) purchased 43,956 shares of common stock of Zero Zone, representing approximately 70.6% of the issued and outstanding shares of common stock of Zero Zone immediately following the Acquisition for Three Million Dollars ($3,000,000) in cash and (ii) loaned Zero Zone One Million Five Hundred Thousand Dollars ($1,500,000).

       In connection with the Acquisition, Zero Zone redeemed 271,063 shares of common stock from its shareholders for an aggregate purchase price of Eighteen Million Five Hundred Thousand Dollars ($18,500,000) immediately prior to the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

       The required financial statements of Zero Zone, Inc. will be filed by the Company on or before May 28, 1999.

(b)      Pro Forma Financial Information.

       The required pro forma financial information relating to the Acquisition will be filed by the Company on or before May 28, 1999.

(c)      Exhibits.

   Exhibit Number                           Description

         2.1 Recapitalization Agreement by and among Zero Zone, Inc. and the shareholders of Zero Zone, dated as of March 12, 1999.

         99.1     Press Release of C2, Inc., dated March 12, 1999.


                               Page 2 of 4 pages
                            Exhibit Index on page 4

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 29, 1999
                                      C2, INC.


                                      By:   /s/ William T. Donovan
                                             William T. Donovan
                                             Chairman


                               Page 3 of 4 pages
                            Exhibit Index on page 4

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                                  EXHIBIT INDEX



  Exhibit Number                            Description
        2.1 Recapitalization Agreement by and among C2, Inc., Zero Zone, Inc. and the shareholders of Zero Zone.
       99.1           Press Release of C2, Inc., dated March 12, 1999.



                               Page 4 of 4 pages
                            Exhibit Index on page 4